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                                                                    Exhibit 10.8

                       NONQUALIFIED STOCK OPTION AGREEMENT

                   1999 Incentive Plan of Pure Resources, Inc.

     This Option Agreement ("Agreement"), made and entered into effective as of [date], by and between Pure Resources, Inc., a Delaware corporation (the "Company"), and [employee name] (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the 1999 Incentive Plan of Pure Resources, Inc. (formerly named Titan Resources Holdings, Inc.) ("Plan") was adopted by the Company, effective as of December 13, 1999 ("Plan Date"), for the benefit of certain employees of the Company and its subsidiaries; and

     WHEREAS, the Optionee is eligible to participate in the Plan and the Committee has authorized the grant to Optionee of an option to purchase shares of Common Stock, par value $0.01, of the Company ("Shares") pursuant to the Plan and upon the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and Optionee hereby agree as follows:

     1.    Certain Definitions.  Terms used in this Agreement and not otherwise
           -------------------
defined shall have the respective meanings assigned to such terms in the Plan; and the following terms shall have the following meanings:

           Companies means the Company and any of its Subsidiaries (as defined
           ---------
           in the Plan).

           Expiration Date means 6:00 p.m., Midland, Texas time, on [expiration
           ---------------
           date].

     2.    Grant of Option.  Subject to the terms, conditions and provisions of
           ---------------
the Plan and those hereinafter set forth, the Company hereby grants to Optionee a Nonqualified Stock Option (the "Option") to purchase [number] shares, subject to adjustment in accordance with the provisions of Section 7 of this Agreement.

     3.    Option Price.  The price to be paid by Optionee to the Company for
           ------------
each Share purchased pursuant to the exercise of this Option (the "Option Price") shall be $[price], provided, however, that the Option Price shall be subject to adjustment in accordance with the provisions of Section 7 of this Agreement.

     4.    Vesting of Right to Exercise Option.
           -----------------------------------

     (a) Except as otherwise provided in this Agreement, the right to exercise this Option shall vest in the manner set forth on Exhibit A, which is attached hereto and incorporated herein by reference for all purposes. From and after each date of vesting, Optionee may exercise this

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Option, subject to the terms and conditions set forth herein, to purchase all or any portion of the Shares for which Optionee's rights have vested.

     (b) To the extent Optionee does not purchase all or any part of the Shares at the times this Option becomes exercisable, the Optionee has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until this Option terminates or expires.

     (c) If Optionee's employment by the Companies is terminated on account of fraud against the Company or a Subsidiary or conviction of a felony, the Option shall automatically terminate as of the date of such termination of employment.

     (d) If Optionee's employment by the Companies is terminated voluntarily by Optionee or by action of the Companies for reasons other than as specified in subsection (c), this Option may be exercised, but only (i) within three months after such termination (if otherwise prior to the date of expiration of this Option), and not thereafter, and (ii) to purchase the number of Shares, if any, that could be purchased upon exercise of this Option at the date of termination of Optionee's employment. For purposes of this subsection (d), if this Option shall not have fully vested as of the date of Optionee's termination of employment by action of the Companies for reasons other than as specified in subsection (c) (but not in the event of voluntary termination), then a ratable portion of the number of Shares which would have become purchasable upon the next vesting date shall be deemed to have vested as of the date of such termination (determined by multiplying the number of Shares that vest on the next vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the nearest whole number).

     (e) In the event of Optionee's termination of employment with the Companies by reason of death or disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised by the person who acquires this Option by will or the laws of descent and distribution, or by Optionee (or the Optionee's legal guardian in the event one is appointed as a result of Optionee's disability), as the case may be, but only (i) within the one year period following the date of death or disability (if otherwise prior to the date of expiration of this Option), and not thereafter, and (ii) to purchase the number of Shares, if any, that could be purchased upon exercise of this Option at the date of Optionee's death or disability. For purposes of this subsection (e), if this Option shall not have fully vested as of the date of termination of Optionee's employment, then a ratable portion of the number of Shares which would have become purchasable upon the next vesting date shall be deemed to have vested as of the date of such termination (determined by multiplying the number of Shares that vest on the next vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the nearest whole number).

     5.  Restrictions on Exercise.  The right to exercise the Option shall be
         ------------------------
subject to the following restrictions:

     (a) Vesting.  Optionee shall have no right to exercise this Option to
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purchase any Shares for which Optionee's rights have not yet vested in accordance with Section 4.

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     (b) No Fractional Shares.  The Option may be exercised only with respect to
         --------------------
full Shares.

     (c) Compliance with Law.  The Option may not be exercised in whole or in
         -------------------
part, and no Shares shall be issued nor certificates representing such Shares (if any) delivered pursuant to any exercise of the Option, if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options or the issuance and sale of Shares shall not have been obtained or if such exercise or issuance would violate any applicable law.

     (d) Exercise by Optionee.  The Option shall only be exercisable by the
         --------------------
Optionee and by any transferee who has received such Option pursuant to Section 4(e).

     6.  Exercise of Option.
         ------------------

     (a) Subject to the other terms and provisions of this Agreement and the Plan, the Option shall be exercisable by written notice timely given to the Company by the Optionee (the "Exercise Notice"), which notice (i) shall state the number of Shares that the Optionee then desires to purchase, and (ii) shall be accompanied by payment in full of the Option Price for each of such Shares. Unless the Company and Optionee shall have made mutually acceptable alternative arrangements, payment of the Option Price shall be made in cash or by surrender of previously acquired nonforfeitable, unrestricted Shares owned by the Optionee (the "Payment Shares") having an aggregate Fair Market Value at the time of exercise equal to the Option Price.

     (b) Payment of the total Option Price may also be made, in the discretion of the Committee, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to the Company to pay the Option Price and any required federal, state and local taxes.

     (c) The Committee, in its sole and absolute discretion, may approve the extension of a loan to Optionee by the Company to assist Optionee in paying the exercise price of an Option and/or any tax required by law to be withheld upon exercise of the Option; provided, however, that Optionee shall be required to pay in cash the par value of Common Stock received upon exercise of the Option. Any loan approved by the Committee shall be made upon such terms and conditions (including interest rate, security and terms of repayment) as may be determined by the Committee in its discretion.

     (d) Unless the Company and Optionee shall make mutually acceptable alternative arrangements, at the time of exercise of the Option, Optionee shall pay to the Company any federal, state and local taxes required by law to be paid or withheld in connection with such exercise. The Company may require Optionee to pay to the Company such taxes prior to and as a condition of the issuance or delivery of the Shares and the Company or a Subsidiary shall be entitled to deduct from any

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         other compensation payable to the Participant any tax withholding obligations with respect to the Option.

          7.  Recapitalization or Reorganization; Adjustments.
              -----------------------------------------------

          (a) The existence of this Option shall not affect in any way the right or power of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of additional securities by the Company with priority over Shares or otherwise affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (b) If (i) the Company enters into any merger, consolidation or recapitalization pursuant to which the persons serving as directors of the Company immediately before such transaction cease to constitute at least 40% of the members of the board of directors of the surviving entity (whether the Company or another entity) following consummation of such transaction, (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iii) the Company is to be dissolved and liquidated (each such event is referred to herein as a "Fundamental Change"), then immediately before the consummation of the Fundamental Change, any portion of the Option which has not then vested shall become vested and the Company, at its discretion, shall either (x) provide to Optionee at least 30 days' notice of such pending Fundamental Change so as to permit Optionee to exercise the Option before consummation of such Fundamental Change, in which case the Company need no make provision for this Option to survive the consummation of such Fundamental Change, or (y) make or cause to be made lawful and adequate provision whereby, upon the due exercise of this Option after the effective date of such Fundamental Change, the Optionee shall be entitled to purchase upon exercise of this Option, the number and class of shares or other securities or property to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately before consummation of such Fundamental Change, Optionee had been the holder of record of the number of Shares which could be purchased upon exercise of this Option immediately before such Fundamental Change.

          (c) If the Company subdivides its outstanding Shares into a greater number of Shares, the Option Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Shares then subject to the Option shall be proportionately increased. Conversely, if the outstanding number of Shares of the Company are combined into a smaller number of Shares, the Option Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares then subject to the Option shall be proportionately reduced.

          8.  Termination of Option.  Unless terminated earlier pursuant to
              ---------------------
Section 4 or Section 5(b) hereof, this Option shall terminate upon the first to occur of the (i) the Expiration Date, or (ii) the date on which Optionee purchases, or in writing surrenders his right to purchase, all Shares or other securities then subject to the Option.

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          9.  Restriction on Transfer of Option.  The Option may not be sold,
              ---------------------------------
assigned, hypothecated or transferred, except by will or by the laws of descent and distribution. Any attempted transfer of the Option in violation of this provision shall be void and of no effect whatsoever.

          10.  Certain Rights Incident to Divorce.  If an interest in the Option
               ----------------------------------
is required by law to be transferred to a spouse of Optionee pursuant to an order of a court in a divorce proceeding (notwithstanding the provisions of Section 9 hereof), Optionee shall nevertheless retain all rights with respect to the exercise of the Option and any interest of such spouse shall be subject to such rights of Optionee. In addition, if it is determined that Optionee will be required to pay any taxes attributable to the interest of the spouse in the Option, any tax liability which is attributable to such spouse's interest shall be taken into account, and shall reduce such spouse's interest in this Option.

          11.  Employment.  Nothing in this Agreement shall confer upon Optionee
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any right to continue in the employ of the Companies, nor shall this Agreement interfere in any manner with the right of the Companies to terminate the employment of Optionee with or without cause at any time.

          12.  Rights as a Shareholder.  Optionee shall have no rights as a
               -----------------------
shareholder of the Company with respect to any Shares covered by the Option until the exercise of the Option.

          13.  Additional Documents.  The Company and the Optionee will, upon
               --------------------
request of the other party, promptly execute and deliver all additional documents, and take all such further action, reasonably deemed by such party to be necessary, appropriate or desirable to complete and evidence the sale, assignment and transfer of the Shares pursuant to this Agreement.

          14.  Representations, Warranties and Covenants of Optionee.
               -----------------------------------------------------

          (a) The Optionee acknowledges that the Option has not been registered under the Securities Act of 1933 or applicable state securities laws on the grounds that the issuance of the Option is exempt from registration under one or more provisions of each of such acts. The Optionee further understands that in determining the availability and applicability of such exemptions and in executing and delivering this Agreement and issuing and delivering any Shares upon exercise of the Option, the Company has relied and will rely upon the representations, warranties and covenants made by the Optionee herein and in any other documents which he may hereafter deliver to the Company. Accordingly, the Optionee represents and warrants to and covenants and agrees with the Company that the Optionee is acquiring and will hold the Option for his own account for investment and not with a view to any sale or distribution of all or any part thereof.

          (b) The Optionee agrees (i) that the certificates representing the Shares or other securities purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Shares or other securities purchased under this Option on the transfer records of the Company unless the Company is provided with an opinion of

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counsel in form and substance satisfactory to the Company confirming that such proposed transfer would not constitute a violation of any applicable securities laws, and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares or other securities purchased under this Option.

          (c) Optionee acknowledges that the value of the Option over its life will be speculative and uncertain, that there is no market for the Option and it is unlikely that any market will develop, and consequently, the Optionee may ultimately realize no value from the Option.

          15.  Notices.  All notices required or permitted to be given hereunder
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shall be in writing and shall be deemed to have been given on the earlier of the date of receipt by the party to whom the notice is given or five (5) days after being mailed by certified or registered United States mail, postage prepaid, addressed to the appropriate party at the address shown beside such party's signature below or at such other address as such party shall have theretofore designated by written notice given to the other party.

          16.  Entirety and Modification.  This Agreement contains the entire
               -------------------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, between such parties relating to such subject matter. No modification, alteration, amendment or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          17.  Severability.  If any provision of this Agreement is held to be
               ------------
unenforceable, this Agreement shall be considered divisible, and such provision shall be deemed inoperative to the extent it is unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

          18.  Gender.  Words used in this Agreement which refer to Optionee and
               ------
denote the male gender shall also be deemed to include the female gender or the neuter gender when appropriate.

          19.  Headings.  The headings of the various sections and subsections
               --------
of this Agreement have been inserted for convenient reference only and shall not be construed to enlarge, diminish or otherwise change the express provisions hereof.

          20.  Option Subject to Plan.  This Option is subject to the terms and
               ----------------------
conditions of the Plan.

          21.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE DELAWARE PRINCIPLES OF CONFLICTS OF
LAW).

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          22.  Counterparts.  This Agreement may be signed in counterparts, each
               ------------
of which shall be deemed an original and all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.

                                   PURE RESOURCES, INC.



500 West Illinois                  By:  ______________________________
Midland, Texas 79701



                                   OPTIONEE



500 West Illinois                  ___________________________________
Midland, Texas 79701               Name:______________________________

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